UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 3, 2023

Tabula Rasa HealthCare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37888	46-5726437
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

228 Strawbridge Drive, Suite 100, Moorestown, New Jersey	08057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 648-2767

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TRHC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on August 5, 2023, Tabula Rasa HealthCare, Inc. (“TRHC” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Locke Buyer, LLC, a Delaware limited liability company (“Parent”), and Locke Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), which provides for the merger of Merger Sub with and into the Company with the Company surviving the merger as a wholly owned subsidiary of Parent (the “Merger”).

On November 3, 2023, on the terms and subject to the conditions set forth in the Merger Agreement and pursuant to and in accordance with the applicable provisions of the Delaware General Corporation Law (the “DGCL”), the Merger was consummated. At the effective time of the Merger, Parent completed its previously announced acquisition of the Company and the Company became a wholly owned subsidiary of Parent.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 7, 2023, the terms of which are incorporated herein by reference, and the effects of the Merger and the other transactions contemplated by the Merger Agreement will be further described in a subsequent filing on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

2.1*
Agreement and Plan of Merger, dated as of August 5, 2023, by and among Tabula Rasa HealthCare, Inc, Locke Buyer, LLC and Locke Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Tabula Rasa HealthCare, Inc. on August 7, 2023)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

By:	/s/ Brian W. Adams
	Name:	Brian W. Adams
	Title:	President and Chief Executive Officer

Date: November 3, 2023